EXHIBIT 10.35

                                 AMENDMENT NO. 3
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

            AGREEMENT, made as of this 9 day of April, 2003, by and among:

            MEDIABAY, INC. (formerly known as Audio Book Club, Inc.), a Florida corporation ("MediaBay"), RADIO SPIRITS, INC., a Delaware corporation ("Radio Spirits") and AUDIO BOOK CLUB, INC., a Delaware corporation ("Audio Book Club", collectively with MediaBay and Radio Spirits, the "Borrowers" and each individually, a "Borrower");

            The banks, financial institutions and other institutional lenders which have executed the signature page annexed thereto (each individually, a "Lender Party" and collectively, the "Lender Parties"); and

            ING CAPITAL LLC, as Issuing Bank and as administrative agent for the Lender Parties (in such capacity, together with its successors in such capacity, the "Administrative Agent");

            WHEREAS:

            (A) The Borrowers are indebted to the Lender Parties pursuant to an Amended and Restated Credit Agreement dated April 30, 2001 (as it is hereby and as it may hereafter from time to time be amended, modified or supplemented, the "Credit Agreement");

            (B) The Borrowers have requested and the Lender Parties have agreed, upon the terms and conditions set forth herein, to modify certain definitions, covenants and other terms thereof;

            (C) All capitalized terms that are used herein without definition and which are defined in the Credit Agreement shall have the respective meanings ascribed thereto therein;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   Article I
                         Amendments to Credit Agreement

            This Amendment No. 3 to Amended and Restated Credit Agreement shall be deemed to be an amendment to the Credit Agreement, and shall not be construed in any way as a replacement therefor. All of the terms and provisions of this Amendment No. 3 are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein. The Credit Agreement is hereby amended, effective upon the satisfaction of the conditions precedent set forth in Article IV hereof, in the following respects:

      1.1 The following new definition is added in Article 1 in appropriate alphabetical order:

            "Amendment No. 3" means Amendment No. 3 dated April ___, 2003 to this Agreement by and among the Borrowers, the Lender Parties, and the Administrative Agent.

      1.2 The definition of "Revolving Credit Termination Date" set forth in
Article 1 of the Credit Agreement is amended and restated to read in its entirety as follows:

            "Revolving Credit Termination Date" means April 30, 2004.

      1.3 Section 2.4(a) of the Credit Agreement, "Repayment of Advances", is amended by deleting the table set forth therein and replacing it with the table set forth below:

--------------------------------------------------------------------------------
                    Date                                               Amount
--------------------------------------------------------------------------------
Each of July 31, 2002 and the last day of each month                  $150,000
thereafter through and including August 31, 2002
--------------------------------------------------------------------------------
Each of September 30, 2002 and the last day of each                   $160,000
month thereafter through and including December 31, 2002
--------------------------------------------------------------------------------
Each of January 31, 2003 and the last day of each month               $170,000
thereafter through and including March 31, 2003
--------------------------------------------------------------------------------
Each of April 30, 2003 and the last day of each month                 $180,000
thereafter through and including June 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Date                                               Amount
--------------------------------------------------------------------------------
Each of July 31, 2003 and the last day of each month                  $190,000
thereafter through and including September 30, 2003
--------------------------------------------------------------------------------
Each of October 31, 2003 and the last day of each month               $200,000
thereafter through and including December 31, 2003
--------------------------------------------------------------------------------
Each of January 31, 2004 and the last day of each month               $225,000
thereafter through and including March 31, 2004
--------------------------------------------------------------------------------

      1.4 Section 2.6(b) of the Credit Agreement, "Prepayments", is amended by:

      (a) inserting the following new clause immediately after existing clause
      (iv) thereof as new clause (v):

            "(v) Within one Business Day after receipt of cash proceeds by any Loan Party or any of its Subsidiaries from any settlement agreement entered into with respect to certain litigation relating to Columbia House as previously disclosed to Administrative Agent and pending as of the date of Amendment No. 3, the Borrowers shall prepay the then outstanding Advances in an amount equal to one hundred percent (100%) of such cash proceeds, after deducting therefrom only reasonable and customary legal fees and expenses incurred in connection therewith.";

      (b) renumbering existing clauses (v), (vi), (vii) and (viii) of Section 2.6.(b) as clauses (vi), (vii), (viii) and (ix), respectively; and

      (c) deleting the clause "pursuant to clause (i), (ii), (iii) or (iv)" contained in the first sentence of existing clause (v) and replacing it with the clause "pursuant to clause (i), (ii), (iii), (iv) or (v)".

      1.5 Section 8.1 of the Credit Agreement, "Minimum EBITDA", is amended by inserting new clause (m) at the end of the table set forth therein which clause
(m) shall read as follows:

          " (m)   For the period beginning on
                  January 1, 2001 and ending on
                  March 31, 2004                              $7,000,000"

                                   Article II
                                     Waivers

      2.1 The Lenders and the Administrative Agent hereby waive the Events of Default that have occurred and are continuing under (a) Section 7.2 of the Credit Agreement with respect to the failure to timely deliver the financial statements and other information required by such Section 7.2 for the months ended January 31, 2003 and February 28, 2003 and (b) Section 7.4(c) of the Credit Agreement with respect to the failure to timely deliver the certificate of the Chief Financial Officer as required by such Section 7.4(c) for the Fiscal Year ended December 31, 2002; provided, that the Borrower shall deliver to the Administrative Agent and the Lenders the financial statements and other information required pursuant to such Section 7.2 on or before April 30, 2003 and the certificate required by Section 7.4(c) within one hundred and five (105) days after the end of the Fiscal Year ended December 31, 2002.

      2.2 The Lenders and the Administrative Agent hereby waive the Event of Default that has occurred and is continuing under Section 9.2 of the Credit Agreement exclusively with respect to the matter set forth on Schedule 1 hereto.

      2.3 The waivers contained in Section 2.1 and Section 2.2 above are limited specifically as written to the matters described in this Article II. Except as set forth in Section 2.1 and Section 2.2 above, nothing contained in this Amendment shall be deemed to constitute a waiver, modification or release of any Default or Event of Default or other term or condition under the Credit Agreement. Except as set forth in Section 2.1 and Section 2.2 above, the waivers set forth in this Article II shall not constitute a consent to or waiver of any other or subsequent actions or matters and shall not prejudice any right, power or remedy which the Administrative Agent or Lender Parties now have or may have in the future in connection with any Loan Document.

                                  Article III
                         Representations and Warranties

      Each Borrower hereby represents and warrants to the Administrative Agent and the Lender Parties that:

      3.1 After giving effect to this Amendment No. 3, there exists no Default or Event of Default under the Credit Agreement, as amended hereby, as of the date hereof.

      3.2

            (a) Each and every one of the representations and warranties set forth in Article 4 of the Credit Agreement is true and correct in all respects as if made on the date hereof, except for (i) such changes which were disclosed in the Company's Form 10-QSB for the quarter ended September 30, 2002, (ii) such changes in the ordinary course of business not prohibited by the Credit Agreement, or (iii) such matters as described in Schedule 1 hereto, as to which matters, in each case with respect to the preceding clauses (i), (ii) and (iii), each Borrower represents and warrants that such items listed in the preceding clauses (i), (ii) and (iii) would not have a Material Adverse Effect individually or in the aggregate, except that the item listed in the preceding clause (iii) may have a Material Adverse Effect as to the Borrowers' results of operations under clause (a) of the definition of Material Adverse Effect; provided that such Material Adverse Effect does not modify the representations and warranties made in Section 3.2(b) below.

            (b) The matters set forth in Schedule 1 hereto do not and will not
(i) affect the Borrowers' compliance with, or cause a breach of, any of the covenants set forth in Article 6, Article 7 and Article 8 of the Credit Agreement with respect to any of the periods covered by the restatement of the financial statements as set forth in Schedule 1 hereto or (ii) affect the Borrowers' compliance with the covenants set forth in Article 6, Article 7 and
Article 8 of the Credit Agreement in future periods. Each Borrower further represents and warrants to the Lenders and the Administrative Agent that the non-cash charges as set forth in Schedule 1 hereto are non-cash financing and non-cash compensation charges which relate solely to the accounting treatment of notes and warrants issued in the previously disclosed financial transactions and do not represent additional cash compensation paid to any officers or directors.

      3.3 Each Loan Party (a) to the extent it is a party thereto, has all requisite corporate power and authority to execute and deliver this Amendment No. 3, and each other agreement, instrument or document contemplated to be executed or delivered by any Borrower, or any other Loan Party pursuant to Amendment No. 3 (all such agreements, instruments and documents contemplated to be executed or delivered in connection herewith by any Loan Party are sometimes hereinafter referred to collectively, together with this Amendment No. 3, as the "Amendment No. 3 Documents") and to consummate the transactions contemplated hereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of the Amendment No. 3 Documents and the consummation of the transactions contemplated hereby.

      3.4 The execution, delivery and performance by each Loan Party of the Amendment No. 3 Documents to which it is a party and the consummation of the transactions contemplated thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not
(a) contravene such Loan Party's charter or bylaws, (b) violate any law (including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (c) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any

Loan Party, any of its Subsidiaries or any of their respective properties where the conflict, breach or default relates to an instrument, agreement or other document involving assets, revenues or liabilities in excess of $250,000 individually or $500,000 in the aggregate or otherwise could reasonably be expected to have a Material Adverse Effect, or (d) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

      3.5 This Amendment No. 3 and the other Amendment No. 3 Documents have each been duly executed and delivered by each Loan Party that is a party thereto and each constitutes the valid and legally binding obligation of such Loan Party, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and to the extent such enforceability is subject to general principles of equity (whether such enforcement is sought in a proceeding at law or in equity), and (b) that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

      3.6 The Liens and security interests granted pursuant to the Collateral Documents secure, without limitation, the indebtedness, liabilities and obligations of the Borrowers to the Administrative Agent and the Lender Parties under the Credit Agreement, as amended hereby, or the Guaranteed Obligations of the Guarantors signatory hereto, whether or not expressly so stated in the Collateral Documents, and the terms "Obligations", "Debt" and "Indebtedness" as used in such Collateral Documents (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent and the Lender Parties) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers under the Credit Agreement as amended hereby.

                                   Article IV
                                   Conditions

            The effectiveness of this Amendment No. 3 shall be subject to the fulfillment by the Borrowers, in a manner satisfactory to the Administrative Agent and the Lender Parties, of all of the conditions precedent set forth in this Article IV, and the date on which all such conditions shall have been fulfilled to the satisfaction of the Administrative Agent and the Lender Parties, and this Amendment No. 3 shall have become effective, shall be herein called the "Effective Date".

      4.1 (a) The representations and warranties contained herein and each other agreement, instrument, certificate or other writing delivered to the Administrative Agent or any Lender Party pursuant hereto or to the Credit Agreement shall be correct on and as of the date hereof after giving effect to this Amendment No. 3 as though made on and as of such date, (b) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from the taking effect of this Amendment No. 3, or the transactions contemplated hereby, and (c) all of the conditions precedent to the effectiveness of this Amendment No. 3 shall have been satisfied; and

the execution and delivery of this Amendment No. 3 constitutes the Borrowers' certification to the Lender Parties and the Administrative Agent as to the truth, accuracy and completeness of the matters set forth in this Section 4.1.

      4.2 The Administrative Agent shall have received copies of resolutions adopted by the Borrowers' boards of directors, certified by an authorized officer thereof authorizing the execution, delivery and performance of the Amendment No. 3 Documents, and an incumbency certificate relating to each of the Borrowers, and all documents incidental thereto shall be satisfactory to the Administrative Agent, the Lender Parties and their counsel, and each such person shall have received all such information and such counterpart originals or certified copies of documents as may have been reasonably requested.

      4.3 The Borrowers shall have:

            (a) paid a non-refundable amendment fee in an amount equal to $30,000.00 to the Administrative Agent, for the pro rata account of each Lender that timely executes and delivers its signature page evidencing its agreement to this Amendment;

            (b) paid to Winston & Strawn, counsel to the Administrative Agent, all outstanding fees and expenses incurred in connection with this Amendment No. 3 or otherwise; and

            (c) otherwise complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by any Borrower in connection herewith.

      4.4 Each of the parties hereto shall have executed and delivered this Amendment No. 3 to the Administrative Agent.

      4.5 All proceedings in connection with the transactions contemplated by this Amendment No. 3 and all documents incidental thereto shall be reasonably satisfactory to the Administrative Agent, the Lender Parties and their respective counsel, and each such Person shall have received all such information and such counterpart originals or certified copies of documents as may have been reasonably requested.

                                   Article V
              Acknowledgments, Confirmations and General Amendments

      5.1 Each Borrower and each Guarantor hereby acknowledges that (i) the outstanding aggregate principal amount of the Advances as of the date of this Amendment No. 3 is $4,030,000 and (ii) accrued interest on the unpaid principal amount of the Advances has been paid through March 31, 2003.

      5.2 Each of the Guarantors hereby (i) acknowledges and consents to this Amendment No. 3 (whether or not its consent is required); (ii) confirms and agrees that the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and all references in any such Subsidiary Guaranty to "the Credit Agreement," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment No. 3; (iii) confirms and agrees that, the "Guaranteed Obligations" as defined in such Subsidiary Guaranty include the Obligations of the Borrowers to the Lender Parties under the Credit Agreement as amended by this Amendment No. 3; and (iv) confirms and agrees that the Liens and security interests granted by each of them pursuant to the Collateral Documents secure, without limitation, the indebtedness, liabilities and obligations of the Guarantors to the Lender Parties and the Administrative Agent under the Subsidiary Guaranty, including without limitation, the Guaranteed Obligations which obligations include the obligations of the Borrowers under the Credit Agreement as amended hereby.

      5.3 All references in the Credit Agreement and every other agreement, instrument and document executed and delivered by each of the Loan Parties in connection therewith, including, without limitation, any of the Collateral Documents, to "Credit Agreement" and "Agreement", as applicable, and also, in the case of the Credit Agreement to "this Agreement", shall be deemed to refer to the Credit Agreement as amended and supplemented hereby.

      5.4 The Credit Agreement, the Collateral Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment No. 3.

      5.5 Each Borrower and each Guarantor hereby acknowledges that (i) it has been advised by counsel in the negotiation, execution and delivery of this Amendment No. 3; (ii) neither the Lender Parties nor any of their representatives have any fiduciary relationship to any Borrower or any Guarantor and the relationship between the Lender Parties, on the one hand, and the Borrowers and each Guarantor, on the other, is solely that of creditor and debtor; and (iii) no joint venture exists among any of the Lender Parties and any Borrower or any Guarantor.

                                   Article VI
         Continued Effectiveness of Credit Agreement; Release of Claims

            The Credit Agreement and the other agreements to which any Borrower is a party delivered in connection herewith or with the Credit Agreement are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects except that on and after the date hereof (a) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended and supplemented by this Amendment No. 3 and (b) all references in the Credit Agreement and such other agreements to which any Borrower is a party to the "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended and supplemented by this Amendment No. 3.

            FOR GOOD AND VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, THE AGREEMENT BY THE LENDER PARTIES TO ENTER INTO THIS AMENDMENT NO. 3, EACH BORROWER, ITS SUBSIDIARIES AND EACH GUARANTOR SHALL RELEASE EACH OF THE LENDER PARTIES AND THEIR OFFICERS, DIRECTORS, REPRESENTATIVES, EMPLOYEES AND PROFESSIONAL ADVISORS FROM ANY AND ALL CLAIMS (AS DEFINED IN 11 U.S.C. ss.101(5))(EACH A "CLAIM" AND COLLECTIVELY THE "CLAIMS") AND ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, DEBTS, DUES, SUMS OF MONEY, ACCOUNT, RECKONINGS, RIGHTS TO LEGAL REMEDIES, RIGHTS TO EQUITABLE REMEDIES, RIGHTS TO PAYMENT AND CLAIMS, BONDS, BILLS, SPECIALTIES, COVENANTS, CONTRACTS, CONTROVERSIES, AGREEMENTS, PROMISES, VARIANCES OR TRESPASSES, WHETHER KNOWN OR UNKNOWN, REDUCED TO JUDGMENT, NOT REDUCED TO JUDGMENT, LIQUIDATED, UNLIQUIDATED, FIXED, CONTINGENT, MATURED, UNMATURED, DISPUTED, UNDISPUTED, SECURED OR UNSECURED, AND WHETHER ASSERTED OR ASSERTABLE DIRECTLY OR INDIRECTLY OR DERIVATIVELY, IN LAW, EQUITY OR OTHERWISE (EACH A "CAUSE OF ACTION", AND COLLECTIVELY, THE "CAUSES OF ACTION"); PROVIDED, HOWEVER, THAT THE FOREGOING SENTENCE SHALL NOT RELEASE OR AFFECT ANY OBLIGATIONS OF THE LENDER PARTIES SET FORTH IN THIS AMENDMENT NO. 3.

            THE RELEASE SET FORTH ABOVE SHALL APPLY TO EACH CLAIM AND CAUSE OF ACTION THAT ANY BORROWER, ITS SUBSIDIARIES OR ANY GUARANTOR OR ANY OF THEIR AFFILIATES WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT IN THEIR OWN RIGHT (WHETHER INDIVIDUALLY OR COLLECTIVELY) OR ON BEHALF OF THE HOLDER OF ANY CLAIM OR EQUITY INTEREST IN ANY BORROWER, ITS SUBSIDIARIES OR ANY GUARANTOR OR OTHER PERSON OR ENTITY, BASED IN WHOLE OR IN PART UPON ANY ACT OR OMISSION, TRANSACTION, AGREEMENT,

EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR BEFORE THE DATE OF THIS AMENDMENT NO. 3 FOR CLAIMS OR LIABILITIES (I) IN RESPECT OF ANY LOAN, ADVANCE OR SIMILAR PAYMENT BY ANY BORROWER, ITS SUBSIDIARIES OR ANY GUARANTOR OR ANY OF THEIR AFFILIATES TO ANY SUCH PERSON, OR (II) IN RESPECT OF ANY CONTRACTUAL OBLIGATION OWED BY SUCH PERSON TO ANY BORROWER, ITS SUBSIDIARIES OR ANY GUARANTOR OR ANY OF THEIR AFFILIATES.

                                  Article VII
                                  Miscellaneous

      7.1 Except as specifically amended herein, the Credit Agreement shall remain in full force and effect in accordance with its terms.

      7.2 This Amendment No. 3 shall be governed and construed in accordance with the laws of the State of New York.

      7.3 No modification or waiver of or with respect to any provisions of this Amendment No. 3 and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Administrative Agent or the Lender Parties from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on any Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Amendment No. 3, together with the Credit Agreement, as amended, embodies the entire agreement and understanding among the Borrowers, the Administrative Agent and the Lender Parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

      7.4 The provisions of this Amendment No. 3 are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment No. 3 in any jurisdiction.

      7.5 This Amendment No. 3 may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Amendment No. 3 by facsimile machine shall be as effective as delivery of a manually executed counterpart of this Amendment No. 3. Notwithstanding any provision of Article IV above, the provisions of Article IV above and this Article VII shall become effective immediately upon the execution hereof.

      7.6 This Amendment No. 3 shall be binding upon and inure to the benefit of each Borrower and its respective successors and to the benefit of the Administrative Agent and the Lender Parties and their respective successors and assigns. The rights and obligations of any Borrower under this Amendment No. 3 shall not be assigned or delegated without the prior written consent of the Lender Parties, and any purported assignment or delegation without such consent shall be void.

      7.7 Time is expressly made of the essence of this Agreement.


                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed on the date first above written.

                                              MEDIABAY, INC.


                                              By: John F. Levy
                                                  ------------
                                              Title: EVP/CFO
                                                     -------


                                              RADIO SPIRITS, INC.


                                              By: John F. Levy
                                                  ------------
                                              Title: EVP/CFO
                                                     -------


                                              AUDIO BOOK CLUB, INC.

                                              By: John F. Levy
                                                  ------------
                                              Title: EVP
                                                     ---

                                              ING CAPITAL LLC,

                                              as Administrative Agent and Lender


                                              By: /s/ John Lanier
                                                  ---------------
                                              Title: Director
                                                     --------


                                              ARK CLO 2000-1, Limited,
                                              as Lender


                                              By:  PATRIARCH PARTNERS, LLC,
                                              its Collateral manager


                                              By: /s/ Lynn Tilton
                                                  ---------------
                                              Title: Manager
                                                     -------

The undersigned, whether or not consent is required in respect of any of the foregoing, hereby confirm, agree to and accept the terms of this Amendment No. 3 and confirm the truth and accuracy of the representations and warranties relating to any of the undersigned.

                                            MEDIABAY.COM, INC.


                                                     By: John F. Levy
                                                         ------------
                                                     Title: EVP/CFO
                                                            -------


                                            AUDIOBOOKCLUB.COM, INC.


                                                     By: John F. Levy
                                                         ------------
                                                     Title: EVP/CFO
                                                            -------


                                            ABC-COA ACQUISITION CORP.


                                                     By: John F. Levy
                                                         ------------
                                                     Title: EVP/CFO
                                                            -------


                                            MEDIABAY SERVICES, INC.

                                                     By: John F. Levy
                                                         ------------
                                                     Title: EVP/CFO
                                                            -------


                                            AUDIO BOOK CLUB, INC.

                                                     By: John F. Levy
                                                         ------------
                                                     Title: EVP/CFO
                                                            -------

                                            ABC INVESTMENT CORP.

                                                     By: John F. Levy
                                                         ------------
                                                     Title: EVP/CFO
                                                            -------


                                            MEDIABAY PUBLISHING, INC.


                                                     By: John F. Levy
                                                         ------------
                                                     Title: EVP/CFO
                                                            -------


                                            RADIO CLASSICS, INC.

                                                     By: John F. Levy
                                                         ------------
                                                     Title: EVP/CFO
                                                            -------